JOINT FILING AGREEMENT

      Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated:  February 19, 1998

CROWN-GLYNN ASSOCIATES, LIMITED             /s/ John W. Glynn, Jr.
PARTNERSHIP                                 -------------------------
By Crown-Glynn Partners, L.P. as                 John W. Glynn, Jr.*
         General Partner
                                           /s/ Steven Rosston
                                           --------------------------
                                                 Steven Rosston

CROWN ASSOCIATES III, LIMITED              /s/ Daryl Messinger
PARTNERSHIP                                --------------------------
By Crown Partners III, L.P.  as                  Daryl Messinger
         General Partner
                                           /s/ David F. Bellet
                                           --------------------------
                                                 David F. Bellet

CROWN PARTNERS III, L.P.                   /s/ Chester A. Siuda
                                           --------------------------
                                                 Chester A. Siuda
CROWN-GLYNN PARTNERS, L.P.
                                           /s/ Jeffrey S. Hamren
                                           --------------------------
                                                 Jeffrey S. Hamren
By /s/ David F. Bellet
--------------------------
         General Partner                   /s/ Margaret S. McNamara
                                           --------------------------
                                                 Margaret S. McNamara

THE CROWN TRUST

CROWN CAPITAL MANAGEMENT LTD

CROWN-GLYNN ADVISORS, LTD.

By /s/ David F. Bellet
  ------------------------

----------
      * Individually and on behalf of Glynn Capital Management, Glynn Emerging Opportunity Fund, Glynn Investment L.P., Glynn Buckley Investments, L.P., Glynn Peterson, McMorgan Fund II, L.P.


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